SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
  | | Preliminary Proxy Statement    | | Confidential, For Use of the Commission
  |X| Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
  | | Definitive Additional Materials
  | | Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


                         INDIVIDUAL INVESTOR GROUP, INC.
______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X| No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
       _______________________________________________________________________

   (2) Aggregate number of securities to which transaction applies:
       _______________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
       _______________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:
       _______________________________________________________________________

   (5) Total fee paid:
       _______________________________________________________________________

   |_| Fee paid previously with preliminary materials:

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
       _______________________________________________________________________

   (2) Form, Schedule or Registration Statement No.:
       _______________________________________________________________________

   (3) Filing Party:
       _______________________________________________________________________

   (4) Date Filed:

-----------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         INDIVIDUAL INVESTOR GROUP, INC.
                                  1633 Broadway
                                   38th Floor
                            New York, New York 10019
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 17, 1998
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INDIVIDUAL INVESTOR GROUP, INC. ("Company") will be held at the offices of counsel to the Company, Graubard Mollen & Miller, 600 Third Avenue, 32nd Floor, New York, New York, on Wednesday, June 17, 1998, at 10:00 a.m. local time, for the following purposes:

          1. To elect two directors of the Company for a term of three years and until their successors are elected and qualified; and

          2. To transact such other business as may properly come before the meeting, or any or all postponement(s) or adjournment(s) thereof.

         Only stockholders of record at the close of business on April 23, 1998,
will  be   entitled  to  notice  of,  and  to  vote  at,  the  meeting  and  any postponement(s) or adjournment(s) thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                        By Order of the Board of Directors



                                        Scot A. Rosenblum
                                        Secretary


New York, New York
May 6, 1998

                         INDIVIDUAL INVESTOR GROUP, INC.
                                ___________________

                                 PROXY STATEMENT
                                ___________________

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1998

         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of Individual Investor Group, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on June 17, 1998, and any postponements or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Annual Meeting.

         The proxy will be voted (or withheld from voting) in accordance with any specifications made. Where no specifications are indicated, the proxies will vote "FOR" the nominees for director, as described below under Proposal 1, and, in the discretion of the proxy holders, on any other business properly coming before the meeting and any postponement(s) or adjournment(s) thereof. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

         The Company's executive offices are located at 1633 Broadway, 38th Floor, New York, New York 10019. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about May 6, 1998.

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 23, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all postponement(s) or adjournment(s) thereof. As of April 23, 1998, the Company had issued and outstanding 7,231,007 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes").

         The election of directors requires a plurality vote of those shares of Common Stock voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares of Common Stock not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor.

         All other matters to be voted on will be decided by the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The following table sets forth certain information as of April 23, 1998, with respect to the Common Stock ownership of (i) those persons or groups known to beneficially own more than 5% of the Company's voting securities, (ii) each director and director-nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 in the 1997 fiscal year, and (iv) all directors and executive officers of the Company as a group.

                                               Amount and Nature of                 Percent of Class
Name of Beneficial Owner                      Beneficial Ownership(1)              of Voting Securities
------------------------                      --------------------                 --------------------
Saul P. Steinberg                                  1,288,090(2)                           17.8%
Jonathan L. Steinberg                              1,913,634(3)                           24.7%
Reliance Financial Services Corporation              666,666(4)                            9.2%
Wise Partners,  L.P.                                 521,291(5)                            7.2%
Robert H. Schmidt                                    541,001(6)                            7.0%
Scot A. Rosenblum                                    375,413(7)                            4.9%
Bruce L. Sokoloff                                     46,000(8)                             *
Peter M. Ziemba                                       20,000(9)                             *
All directors and executive                        2,910,381(10)                          33.5%
  officers as a group (6 persons)

_____________________________
*        Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information concerning the stockholders is based upon information furnished to the Company by such stockholders. Except as otherwise indicated, all of the shares of Common Stock are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2) Includes 666,666 shares of Common Stock owned by Reliance Insurance Company, an indirect wholly owned subsidiary of Reliance Group Holdings, Inc. ("Reliance Group"). (See Note 4.) Approximately 44% of the common stock of Reliance Group is beneficially owned by Mr. Saul P. Steinberg, members of his family and affiliated trusts. As a result of his stockholdings in Reliance Group, Mr. Saul P. Steinberg may be deemed to control Reliance Group and to beneficially own the shares of Common Stock owned by Reliance Insurance Company. Mr. Saul P. Steinberg is the father of Mr. Jonathan Steinberg and brother-in-law of Mr. Bruce
         L. Sokoloff. Excludes the 521,291 shares of Common Stock owned by Wise Partners, L.P., of which Mr. Saul P. Steinberg is a limited partner.

(3) Includes 521,291 shares of Common Stock owned by Wise Partners, L.P., of which Mr. Jonathan L. Steinberg is the general partner. Includes 488,333 shares of Common Stock issuable upon currently exercisable options and options exercisable within the next 60 days. Does not include 191,667 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(4) Includes 666,666 shares of Common Stock owned by Reliance Insurance Company. Reliance Financial Services Corporation is the direct parent company of Reliance Insurance Company. Reliance Insurance Company has sole voting power and sole investment power over the shares of Common Stock listed. (See Note 2 above.)

(5) Wise Partners, L.P., a New York limited partnership, of which Mr. Jonathan L. Steinberg is the general partner and Mr. Saul P. Steinberg is a limited partner. (See Notes 2 and 3 above).

(6) Includes 525,001 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 114,999 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(7) Includes 374,413 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 96,250 shares of Common Stock issuable upon exercise of options which are not currently exercisable, and which will not become exercisable within the next 60 days.

(8) Includes 30,000 shares of Common Stock issuable upon the exercise of presently exercisable options and options exercisable within the next 60 days.

(9) Includes 20,000 shares of Common Stock issuable upon the exercise of presently exercisable options within the next 60 days. Does not include 10,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within 60 days.

(10) Includes 1,449,080 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 441,583 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days. Includes 521,291 shares of Common Stock owned by Wise Partners, L.P. of which Mr. Jonathan L. Steinberg is the general partner


                       PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. The term of the second class of directors, consisting of Mr. Bruce
L. Sokoloff and Mr. Peter M. Ziemba will expire on the date of this year's Annual Meeting. The term of office of the third class of directors, consisting of Mr. Robert H. Schmidt, will expire in 1999 and the term of the first class of directors, consisting of Mr. Jonathan L. Steinberg and Mr. Scot A. Rosenblum will expire in 2000. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

         Two persons will be elected at the Annual Meeting to serve as directors for a term of three years. The Company has nominated Mr. Bruce L. Sokoloff and Mr. Peter M. Ziemba as the candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case either of the nominees becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About Nominees

     Bruce L. Sokoloff has served as a director since 1989. Mr. Sokoloff has served as Senior Vice President - Administration of Reliance Group Holdings, Inc., the holding company for several insurance and financial services corporations, for more than five years and has been employed at Reliance Group Holdings, Inc. since 1973. Mr. Sokoloff is an uncle by marriage of Mr. Jonathan
L. Steinberg. Mr. Sokoloff is 48 years of age.

     Peter M. Ziemba has served as a director since 1996. Mr. Ziemba is an attorney and has been a partner of the law of firm Graubard Mollen & Miller for more than five years. Graubard Mollen & Miller is outside general counsel to the Company. Mr. Ziemba is 40 years of age.

Information About Other Directors

     Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified:

                                            Term             Served as
Name                           Age       Expires In       Director Since     Principal Occupation
-----------------             ----       ----------       --------------     -----------------------------
Robert H. Schmidt              61           1999               1994          President and Chief Operating
                                                                             Officer
Jonathan L.                    33           2000               1998          Chairman of the Board and Chief
Steinberg                                                                    Executive Officer
Scot A. Rosenblum              33           2000               1988          Executive Vice President, Chief
                                                                             Financial Officer, Treasurer and
                                                                             Secretary


         Robert Schmidt has served as a director, President and Chief Operating Officer of the Company since July 1994. From January 1991 to June 1994, Mr. Schmidt was President and Chief Executive Officer of Dreyfus Service Corporation, a marketing and mutual fund distribution subsidiary of Dreyfus Corporation. From 1966 to December 1990, Mr. Schmidt served in various executive capacities with Levine, Huntley, Schmidt & Beaver, an advertising agency which he co-founded, including Chairman and Chief Executive Officer from 1985 to December 1990.

         Jonathan L. Steinberg founded the Company and has served as Chairman of the Board of Directors of the Company since October 1988. Mr. Steinberg also served as President from October 1988 to July 1994 and Treasurer of the Company from October 1988 to June 1996. In addition, Mr. Steinberg is the
Editor-in-Chief of each of the Company's publications. From August 1986 to August 1988, Mr. Steinberg was employed as an analyst in the Mergers and Acquisitions Department of Bear, Stearns & Co. Inc., an investment banking firm. Mr. Steinberg is a nephew by marriage of Bruce L. Sokoloff, a director of the Company.

         Scot A. Rosenblum has served as a director, Executive Vice President, Chief Financial Officer and Secretary of the Company since October 1988 and Treasurer of the Company since June 1996. In addition, Mr. Rosenblum served as the Publisher of each of the Company's publications until March 1996. From August 1986 to August 1988, Mr. Rosenblum was employed as an analyst in the Corporate Finance Department of Bear, Stearns & Co. Inc.

Executive Officers, Board of Directors' Meetings and Committees

         Mr. Henry G. Clark (age 53) has been Controller and Principal Accounting Officer since November 1995. Prior to that, he was Chief Financial Officer/Controller of Seventh Generation, Inc. from July 1990 to March 1992 and then again from May 1993 to December 1994. Mr. Clark is a Certified Public Accountant.

         During 1997, the Board of Directors met three times and acted by unanimous consent on four occasions. The Company has standing audit and stock option committees of the Board of Directors.

         The audit committee was established in June 1996 and is currently comprised of Mr. Bruce L. Sokoloff and Mr. Peter M. Ziemba. The function of the audit committee is to recommend annually to the Board of Directors the appointment of the independent auditors of the Company; review with the independent auditors the scope of the annual audit and review their report relating thereto; review with the independent auditors the accounting practices and policies of the Company; review with the internal accountants and independent auditors the overall accounting and financial controls of the Company; be available to the independent auditors during the year for consultation; and review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The audit committee had two meetings in 1997.

         The stock option committee of the Board of Directors is responsible for administering the Company's 1991 Stock Option Plan ("1991 Plan"), the 1993 Stock Option Plan ("1993 Plan") and 1996 Performance Equity Plan ("1996 Plan"), each of which is discussed below. The stock option committee currently consists of Mr. Jonathan L. Steinberg and Mr. Bruce L. Sokoloff. During 1997, the stock option committee did not meet, but acted by unanimous written consent on numerous occasions.

Executive Compensation

         The following table sets forth the compensation for the past three fiscal years ended December 31, 1997, for the Company's Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE
                                                                      Annual                     Long-Term
                                                                    Compensation                Compensation
                                                                   ----------------          -------------------
                                                                                               Number     All Other
                                                                                                of        Compen-
Name and Principal Position                          Year         Salary        Bonus          Options    sation
----------------------------------------            -----         -------     ---------        -------   ---------
                                                     1997         $230,000       --              --          --
Jonathan L. Steinberg,                               1996         $160,000       --            100,000       --
Chief Executive Officer                              1995         $110,000    $200,000          80,000       --

                                                     1997         $222,927       --             80,000       --
Robert H. Schmidt,                                   1996         $210,427       --             80,000       --
President and Chief Operating Officer(1)             1995         $150,000    $150,000          80,000       --

Scot A. Rosenblum,                                   1997         $200,000       --             75,000       --
Executive Vice President, Chief Financial            1996         $150,000       --             60,000       --
Officer, Treasurer and Secretary                     1995         $ 99,990    $100,000          50,000       --

Michael Kaplan, Esq.                                 1997         $170,000       --            125,000       --
Vice President and General Counsel(1)                1996         $ 34,134       --             25,000       --

--------------------------

(1) Mr. Kaplan commenced employment in September 1996 as the General Counsel to the Company. In May 1997, Mr. Kaplan was appointed a Vice President. Mr. Kaplan and the Company agreed to end Mr. Kaplan's employment as of May 15, 1998 pursuant to a Severance Agreement ("Severance Agreement") under which Mr. Kaplan will be paid $120,000 and permitted to exercise from August 15, 1998 through May 14, 1999, the options to purchase an aggregate of 50,000 shares of Common Stock that were previously granted and vested through May 9, 1998.


     The Company employs Mr. Robert H. Schmidt pursuant to an employment agreement expiring July 27, 1998, renewable for successive one-year periods automatically, unless terminated under the notice provisions set forth in the agreement. Mr. Schmidt's current annual base compensation is a total of $212,500. The Company is obligated to pay for life insurance benefits for Mr. Schmidt up to an annual premium amount of $10,000. The agreement requires Mr. Schmidt to devote his full business time to the Company and contains a non-competition provision for a period of one year following termination of employment.

     Mr. Jonathan L. Steinberg and Mr. Scot A. Rosenblum do not have written employment agreements; for fiscal year 1998 they are compensated with an annual base salary of $230,000 and $200,000, respectively.

Option Grants

         The following table sets forth the stock options granted in the last fiscal year to the Company's executive officers identified in the Summary Compensation table above.

                                            OPTIONS GRANTED IN LAST FISCAL YEAR
                                   Number of                 % of Total               Exercise
                                    Options                Options Granted              Price      Expiration
Name of Executive                   Granted               to All Employees            Per Share        Date
----------------------             ---------              ----------------            ---------    -----------
Robert H. Schmidt(1)                80,000                     15.08%                    $5.88       5/9/2007
Scot A. Rosenblum(2)                75,000                     14.13%                    $5.88       5/9/2007
Michael Kaplan(3)               25,000/100,000                 23.56%                $7.25/$5.88     1/1/2007-
                                                                                                     5/9/2007

(1)  The options  become  exercisable as to 26,667 shares of Common Stock on May
     9, 1998 and 26,666 shares of Common Stock on May 4 in each of 1999 and 2000.

(2) The options become exercisable as to 25,000 shares of Common Stock on May 9 in each of 1998, 1999 and 2000.

(3) Pursuant to the Severance Agreement between Mr. Kaplan and the Company, the options to purchase 50,000 shares of Common Stock that vested through May 9, 1998 are exercisable from August 15, 1998 through May 15, 1999. All other options of Mr. Kaplan will terminate on May 15, 1998.

     The following table sets forth the fiscal year end option values of outstanding options at December 31, 1997 and the dollar value of unexercised, in-the-money options for the Company's executive officers identified in the Summary Compensation table above.

                    AGGREGATED FISCAL YEAR END OPTION VALUES
                    -----------------------------------------
                                   Number of Securities Underlying                   Dollar Value of Unexercised
                                  Unexercised Options at Fiscal Year                in-the-Money Options at Year
                                                End:                                          End(1)
                                 -------------------------------------             -----------------------------------
Name                             Exercisable             Unexercisable            Exercisable          Unexercisable
----------------------           -----------             -------------            -----------          ---------------
Jonathan L. Steinberg              336,667                  343,333                 $354,972               $13,333
Robert H. Schmidt                  421,668                  218,332                 $347,501               $72,099
Scot A. Rosenblum                  374,413                  96,250                  $904,848               $36,083
Michael Kaplan(2)                   25,000                  125,000                 $  6,167               $30,833
========================== ======================== =======================  ===================== =====================

(1) The value of a share of Common Stock on December 31, 1997 as reported by The Nasdaq Stock Market was $6.25.

(2) Pursuant to the Severance Agreement between Mr. Kaplan and the Company, the options to purchase 50,000 shares of Common Stock that vested through May 9, 1998 are exercisable from August 15, 1998 through May 15, 1999. All other options of Mr. Kaplan will terminate on May 15, 1998.

Director Compensation

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board of Directors. Pursuant to the 1996 Plan, directors who are not employees of the Company receive automatic grants of stock options upon their election or appointment as a director and upon each re-election as a director. Each stock option is for 30,000 shares of Common Stock and vests at the rate of 10,000 shares of Common Stock per year after an equal period of service, and once vested, remain exercisable until the tenth anniversary of the date of grant. Each option is exercisable per share at the market price per share on the date of grant. Notwithstanding the foregoing, if the director eligible for an award of a stock option is re-elected as a director and has not yet served as a director of the Company for a term of three full years, the award of the stock option will be modified as follows: (A) the number of shares of Common Stock that may be acquired under the stock option will be reduced to (1) 20,000 shares of Common Stock if the director has served as a director more than two years, but less than three years, (2) 10,000 shares of Common Stock if the director has served as a director more than one year, but less than two years, and (3) if the director has served less than one year as a director, no stock option will be awarded; and (B) the stock option will be exercisable by the director as to 10,000 shares of Common Stock on each of the second and third anniversaries of his re-election or re-appointment as a director if the stock option represents the right to acquire 20,000 shares of Common Stock and the stock option will be exercisable by the director as to 10,000 shares of Common

Stock on the third anniversary of his re-election or re-appointment as a director if the stock option represents the right to acquire 10,000 shares of Common Stock.

     Mr. Peter M. Ziemba was granted an option during 1996 to acquire 30,000 shares of Common Stock at $10.50 per share, vesting at the rate of 10,000 shares of Common Stock on June 19, 1997, 1998 and 1999, exercisable until June 19, 2006. If re-elected as a director at the Annual Meeting, Mr. Ziemba will be granted an option to purchase up to 20,000 shares of Common Stock at the closing sale price of the Common Stock on June 16, 1998, exercisable at the rate of 10,000 shares of Common Stock on each of June 17, 2000 and 2001.

     If re-elected as a director at the Annual Meeting, Mr. Bruce L. Sokoloff will be granted an option to purchase up to 30,000 shares of Common Stock at the closing price of the Common Stock on June 16, 1998, exerciseable at the rate of 10,000 shares of Common Stock on each of June 17, 1999, 2000 and 2001.

Certain Transactions

     WIT Capital Corporation ("WIT") advertises in the Company's publications and on-line services and paid the Company $100,000 in fees and 250,000 shares of the Series A Preferred Stock of WIT, at $1.00 par value per share. Mr. Robert Schmidt is a director of WIT. As a director, Mr. Schmidt was granted an option to acquire 30,000 shares of the capital stock of WIT, representing a beneficial ownership interest of less than one (1%) percent.

     The Company engaged Chatsworth Capital Corporation ("Chatsworth") to assist it in developing products and revenues related to the INDI 500 index. Mr. Robert Schmidt has an agreement with Chatsworth to receive 25% of the revenues Chatsworth derives from referrals made by Mr. Schmidt. The Company's engagement of Chatsworth resulted from a referral by Mr. Schmidt. Mr. Schmidt has agreed to remit to the Company any referral fees he receives from Chatsworth as a result of the Company's engagement of Chatsworth as long as Mr. Schmidt is employed by the Company.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten- percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1996, all its officers, directors and ten-percent stockholders complied with the Section 16(a) reporting requirements, except that in February 1998 Mr. Robert Schmidt filed an amendment to the December 1996 Form 4 to report a purchase of Common Stock by his IRA in December 1996.

Stock Option Plans

1991 Plan

     In September 1991, the Company adopted the 1991 Plan covering 200,000 shares of the Company's Common Stock pursuant to which officers, directors, and key employees of the Company are eligible to receive incentive or non-qualified stock options. The 1991 Plan, which expires in October 2001, is administered by the Stock Option Committee of the Board of Directors pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the express provisions of the 1991 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of options and administration of the 1991 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1991 Plan for 180,000 shares of Common Stock, and options for 11,000 shares of Common Stock have been exercised.

1993 Plan

     In February 1993, the Company adopted the 1993 Plan covering 500,000 shares of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1993 Plan will terminate at such time no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until February 16, 2003. The 1993 Plan is administered by the Stock Option Committee pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the provisions of the 1993 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1993 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1993 Plan for 280,351 shares of Common Stock, and options for 121,543 shares have been exercised.

1996 Plan

     In 1996, the Company adopted the 1996 Plan covering 1,000,000 shares of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1996 Plan will terminate at such time no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until March 18, 2006. The 1996 Plan is administered by the Stock Option Committee pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the provisions of the 1996 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1996 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1996 Plan for 517,700 shares of Common Stock and options for 2,000 shares have been exercised.

Management Plan

     In November 1996, the Company adopted the 1996 Management Incentive Plan ("Management Incentive Plan") covering 500,000 shares of the Company's Common Stock, pursuant to which executives of the Company or its subsidiaries are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock related options and other stock based awards. The Management Incentive Plan will terminate at such time no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until November 4, 2006. The Management Incentive Plan is administered by the Board of Directors. Pursuant to the Management Incentive Plan, the Board of Directors has authority to determine the selection of participants, allotment of shares, price and other conditions of purchase of awards and administration of the Management Incentive Plan. There are options outstanding under the Management Incentive Plan for 495,000 shares of Common Stock.


                             INDEPENDENT AUDITORS

     The Company has selected Deloitte & Touche LLP as its independent auditors for the year ending December 31, 1998. A representative of Deloitte & Touche LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


                           1999 STOCKHOLDER PROPOSALS

     In order for any Stockholder Proposal for the 1999 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, it must be received by the Company at its principal executive offices by January 6, 1999.


                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                     By Order of the Board of Directors


                                     Scot A. Rosenblum
                                     Secretary


New York, New York
May 6, 1998
                                       9

                     INDIVIDUAL INVESTOR GROUP, INC. - PROXY
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on June 17, 1998

 P        The undersigned  Stockholder(s) of INDIVIDUAL  INVESTOR GROUP, INC., a
     Delaware corporation ("Company"), hereby appoints Jonathan L. Steinberg and Scot A. Rosenblum, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the
 R undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 17, 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given,
 O   this proxy will be voted FOR all of the following proposals.

        1. Election of the following Directors:
  X
       FOR all nominees listed below, except     WITHHOLD AUTHORITY to vote
       as marked to the contrary below      |_|  for all nominees listed below
  Y                                                                        |_|

                      Bruce L. Sokoloff and Peter M. Ziemba

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

                      -------------------------------------


        2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

        |_|      I plan to attend the Annual Meeting.

                            Date _______________________, 1998


                            __________________________________
                            Signature

                            __________________________________
                            Signature if held jointly


                    Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.